UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2026

THE TRADE DESK, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 N. Chestnut Street

Ventura, California 93001

(Address of principal executive offices) (Zip Code)

(805) 585-3434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 26, 2026, The Trade Desk, Inc. (the “Company”) issued a press release announcing the Company is in the process of finalizing its results of operations for the quarter and year ended December 31, 2025 but expects to report revenue and adjusted EBITDA results that are consistent with the Company’s previously reported guidance for each. The Company intends to announce earnings for the quarter and year ended December 31, 2025 on February 25, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 24, 2026, Tahnil Davis, executive vice president, chief accounting officer of the Company, was appointed as the Company’s principal accounting officer and appointed to serve as the Company’s interim chief financial officer and interim principal financial officer. The Company intends to commence an external search for a permanent chief financial officer.

Ms. Davis, age 55, has held various roles at the Company since April 2015, most recently as its executive vice president, chief accounting officer since April 2023. Prior to her current role, Ms. Davis served as senior vice president, chief accounting officer from January 2021 to April 2023, as senior vice president, finance from September 2017 to January 2021 and as vice president, finance from April 2015 to September 2017. Ms. Davis previously worked in finance and controller positions at various companies in the technology industry, after starting her career as an auditor at Arthur Andersen LLP. Ms. Davis received a B.S. in Accounting from California State Polytechnic University, Pomona.

There are no arrangements or understandings between Ms. Davis and any other persons pursuant to which she was appointed. There are no family relationships between Ms. Davis and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Ms. Davis pursuant to Item 404(a) of Regulation S-K.

The Company has entered into an employment agreement and its standard form of indemnification agreement with Ms. Davis. The employment agreement with Ms. Davis provides for, among other things, (i) a base salary of $567,000, (ii) a target annual bonus prorated in an amount equal to $267,500 from January 1, 2026 through January 22, 2026 and $567,00 from January 23, 2026 through December 31, 2026; and (iii) a prorated quarterly retention bonus of $187,500 during each calendar quarter in which Ms. Davis serves as interim chief financial officer and the three-month period after a permanent chief financial officer commences employment with the Company

The foregoing summary of the employment agreement does not purport to be complete and is qualified in its entirety by the full text of the employment agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

A copy of the press release announcing Ms. Davis’s appointment is attached hereto as Exhibit 99.1.

Alexander Kayyal’s employment as the Company’s chief financial officer, principal financial officer and principal accounting officer was terminated effective as of January 24, 2026. The Company expects Mr. Kayyal to remain a member of the Company’s board of directors through the Company’s 2026 annual meeting of stockholders.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s expected revenue and adjusted EBITDA for the quarter ended December 31, 2025, timing for announcing earnings for the quarter and year ended December 31, 2025 and expectations of Mr. Kayyal’s service as a member of the Company’s board of directors. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates and expectations, and are not a representation that such plans, estimates or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. The Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press release of the Company, dated January 26, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: January 26, 2026

	By:	/s/ Jay R. Grant
Jay R. Grant
Chief Legal Officer